FFA P1 P2 P4 09/22

SUPPLEMENT DATED SEPTEMBER 30, 2022

TO THE PROSPECTUSES

DATED MAY 1, 2022

FRANKLIN ALLOCATION VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

Effective October 1, 2022, the prospectus is amended as follows:

I. The portfolio management team under the “Fund Summaries – Franklin Allocation VIP Fund” section on page FFA-S7 of the prospectus is replaced with the following:

Thomas A. Nelson, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since 2019.

Wylie Tollette, CFA
Executive Vice President of Advisers and portfolio manager of the Fund since 2019.

Jaqueline Kenney, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since October 2022.

II. The portfolio management section under the “Fund Details – Franklin Allocation VIP Fund – Management” section on page FFA-D12 of the prospectus is replaced with the following:

Thomas A. Nelson, CFA Portfolio Manager of Advisers

Mr. Nelson has been a co-lead portfolio manager of the Fund since 2019. He joined Franklin Templeton in 2007.

Wylie Tollette, CFA Executive Vice President of Advisers

Mr. Tollette has been a co-lead portfolio manager of the Fund since 2019. He first joined Franklin Templeton in 1994, left the company in 2014 and rejoined in 2018.

Jaqueline Kenney, CFA Portfolio Manager of Advisers

Ms. Kenney has been a portfolio manager of the Fund since October 2022, providing support to the lead portfolio managers as needed. She joined Franklin Templeton in 2010.

As co-lead portfolio managers of the Fund, Messrs. Nelson and Tollette are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, the implementation of the Fund's asset allocation strategy, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time. Ms. Kenney provides the Fund with research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

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Please keep this supplement with your prospectus for future reference.